                                FOURTH AMENDMENT
                             TO REVOLVING CREDIT AND
                               GUARANTY AGREEMENT


                  FOURTH AMENDMENT, dated as of June 26, 2001 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of January 18, 2000, among MARINER POST-ACUTE NETWORK, INC., a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "Agent"):

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of January 18, 2000, as amended by the First Amendment to Revolving Credit and Guaranty Agreement dated as of February 16, 2000, the Second Amendment to Revolving Credit and Guaranty Agreement dated as of March 20, 2000 and the Third Amendment to Revolving Credit and Guaranty Agreement dated as of January 11, 2001 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

         1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

         2. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

                  "Fourth Amendment" shall mean the Fourth Amendment to Revolving Credit and Guaranty Agreement, dated as of June 26, 2001.

                  "Second Amending Order" shall have the meaning set forth in paragraph 8 of the Fourth Amendment.

         3.       The definition of the term "Maturity Date" set forth in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Maturity Date" shall mean December 31, 2001.

         4. Section 6.04 of the Credit Agreement is hereby amended in its entirety to read as follows:


         6.04.    CAPITAL EXPENDITURES.

                  (a) Make Capital Expenditures (other than Special Capital Expenditures) in excess of (i) $22,000,000 during the Borrower's fiscal year ending September 30, 2001, and (ii) $6,000,000 during the three
         (3)-month period ending December 31, 2001.

                  (b) Make Special Capital Expenditures in excess of (i) $5,650,000 during the Borrower's fiscal year ending September 30, 2001, and (ii) $1,000,000 during the three (3)-month period ending December 31, 2001.

                  (c) In the case of any Health Care Facility that is leased from, or subject to a lien in favor of, a Real Estate Financier, make Capital Expenditures or Special Capital Expenditures other than for normal routine maintenance or as required to maintain applicable Health Care Permits.

         As used in this section, the following terms shall have the meanings specified below:

                           "APS"    shall mean American Pharmaceutical Services,
         Inc. and its Subsidiaries.

                           "LTAC's" shall mean the long-term acute care facilities listed as such on Exhibit A to the Fourth Amendment.

                           "Omega Facilities" shall mean the facilities listed as such on Exhibit A to the Fourth Amendment.

                           "Special Capital Expenditures" shall mean, during any period, any Capital Expenditures incurred during such period by the Borrower or any Guarantor relating to the Omega Facilities, the LTAC's or APS, or in connection with Health Care Facilities identified by the Borrower in the Three-Year Business Plan to be sold or otherwise disposed of, or to settlements with creditors approved by the Bankruptcy Court, to the extent that the amount of such Capital Expenditures was not included in the Borrower's Three-Year Business Plan.

                           "Three-Year Business Plan" shall mean Borrower's three-year business plan delivered to the Agent, revised as of May 31, 2000.

         5. Section 6.05 of the Credit Agreement is hereby amended by inserting the following dates and the following amounts at the end of the table set forth therein:


                  "September 30, 2001       $51,670,000
                  October 31, 2001          $58,329,000
                  November 30, 2001         $64,988,000
                  December 31, 2001         $71,647,000

         6. Section 6.14 of the Credit Agreement is hereby amended by deleting the dates "June 30, 2001", "July 31, 2001" and "August 31, 2001" and the percentages set opposite such dates appearing in the table set forth therein and inserting in lieu thereof the following:

                  "June 30, 2001            85.2%
                  July 31, 2001             85.2%
                  August 31, 2001           85.3%
                  September 30, 2001        85.3%
                  October 31, 2001          85.5%
                  November 30, 2001         85.5%
                  December 31, 2001         85.5%"

         7. Clause (j) of Section 7.01 of the Credit Agreement is hereby amended by inserting the parenthetical phrase "(other than pursuant to the First Amending Order and the Second Amending Order)" immediately following the words "modifying either of the Orders" appearing at the end thereof.

         8. Except as set forth in the following sentence, this Amendment shall not become effective until the date (the "Effective Date") on which (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution, (ii) the Borrower shall have paid to the Agent, for the respective account of the Banks, an amendment fee in an aggregate amount equal to $400,000, and (iii) the Bankruptcy Court shall have entered an order satisfactory in form and substance to the Agent (the "Second Amending Order") authorizing the terms of this Amendment (including the payment of the fees provided for in clause (ii) of this paragraph). Notwithstanding anything to the contrary set forth in the preceding sentence, the amendment of Section 6.04 of the Credit Agreement appearing in paragraph 4 above shall become effective on the date on which the condition set forth in clause (i) of the preceding sentence shall have been satisfied (except that the word "Banks" in such clause shall be read as "Required Banks" solely for purposes of this sentence), and irrespective of whether the conditions described in clauses (ii) and (iii) of the preceding sentence have been satisfied.

         9. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

         10.      The Borrower agrees that its obligations set forth in Section
10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

         11. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

         12. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         13. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

                                    BORROWER:

                                    MARINER POST-ACUTE NETWORK, INC.


                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:

                                    GUARANTORS:

                                    AMERICAN MEDICAL INSURANCE
                                    BILLING SERVICES, INC.
                                    AMERICAN PHARMACEUTICAL SERVICES, INC.
                                    AMERICAN REHABILITY SERVICES, INC.
                                    AMERICAN-CAL MEDICAL SERVICES, INC.
                                    AMERRA PROPERTIES, INC.
                                    AMS GREEN TREE, INC.
                                    AMS PROPERTIES, INC.
                                    APS HOLDING COMPANY, INC.
                                    APS PHARMACY MANAGEMENT, INC.
                                    BRIAN CENTER HEALTH & RETIREMENT/
                                      ALLEGHANY, INC.
                                    BRIAN CENTER HEALTH & RETIREMENT/
                                      BASTIAN, INC.
                                    BRIAN CENTER HEALTH & RETIREMENT/
                                      TAMPA, INC.
                                    BRIAN CENTER HEALTH & RETIREMENT/
                                      WALLACE, INC.
                                    BRIAN CENTER MANAGEMENT CORPORATION
                                    BRIAN CENTER NURSING CARE/AUSTELL, INC.
                                    BRIAN CENTER NURSING CARE/FINCASTLE, INC.
                                    BRIAN CENTER NURSING CARE/HICKORY, INC.
                                    BRIAN CENTER OF ASHEBORO, INC.
                                    BRIAN CENTER OF CENTRAL COLUMBIA, INC.
                                    CAMBRIDGE BEDFORD, INC.
                                    CAMBRIDGE EAST, INC.
                                    CAMBRIDGE NORTH, INC.
                                    CAMBRIDGE SOUTH, INC.
                                    CLINTONAIRE NURSING HOME, INC.
                                    CONNERWOOD HEALTHCARE, INC.

                                    CORNERSTONE HEALTH MANAGEMENT COMPANY
                                    CRESTMONT HEALTH CENTER, INC.
                                    DEVCON HOLDING COMPANY
                                    EH ACQUISITION CORP.
                                    EH ACQUISITION CORP. II
                                    EH ACQUISITION CORP. III
                                    EVERGREEN HEALTHCARE LTD., L.P.
                                    EVERGREEN HEALTHCARE,  INC.
                                    FRENCHTOWN NURSING HOME, INC.
                                    GC SERVICES, INC.
                                    GCI BELLA VITA, INC.
                                    GCI CAMELLIA CARE CENTER, INC.
                                    GCI COLTER VILLAGE, INC.
                                    GCI EAST VALLEY MEDICAL &
                                      REHABILITATION CENTER,  INC.
                                    GCI FAITH NURSING HOME, INC.
                                    GCI HEALTH CARE CENTERS, INC.
                                    GCI JOLLEY ACRES, INC.
                                    GCI PALM COURT, INC.
                                    GCI PRINCE GEORGE, INC.
                                    GCI REHAB, INC.
                                    GCI SPRINGDALE VILLAGE, INC.
                                    GCI THERAPIES, INC.
                                    GCI VILLAGE GREEN, INC.
                                    GCI-CAL THERAPIES COMPANY
                                    GCI-WISCONSIN PROPERTIES, INC.
                                    GRANCARE HOME HEALTH SERVICES, INC.
                                    GRANCARE OF MICHIGAN, INC.
                                    GRANCARE OF NORTH CAROLINA, INC.
                                    GRANCARE OF NORTHERN CALIFORNIA, INC.
                                    GRANCARE SOUTH CAROLINA, INC.
                                    GRANCARE, INC.
                                    HAWK'S-PERIMETER, INC.
                                    HERITAGE NURSING HOME, INC.
                                    HERITAGE OF LOUISIANA, INC.
                                    HMI CONVALESCENT CARE, INC.
                                    HOSPICE ASSOCIATES OF AMERICA, INC.
                                    HOSTMASTERS, INC.
                                    INTERNATIONAL HEALTH CARE MANAGEMENT, INC.
                                    INTERNATIONAL X-RAY, INC.
                                    LC MANAGEMENT COMPANY
                                    LCA OPERATIONAL HOLDING COMPANY
                                    LCR, INC.
                                    LIVING CENTERS - EAST, INC.
                                    LIVING CENTERS - PHCM, INC.

                                    LIVING CENTERS - ROCKY MOUNTAIN, INC.
                                    LIVING CENTERS - SOUTHEAST DEVELOPMENT
                                      CORPORATION
                                    LIVING CENTERS - SOUTHEAST, INC.
                                    LIVING CENTERS DEVELOPMENT COMPANY
                                    LIVING CENTERS HOLDING COMPANY
                                    LIVING CENTERS LTCP DEVELOPMENT COMPANY
                                    LIVING CENTERS OF TEXAS, INC.
                                    MADONNA NURSING CENTER, INC.
                                    MED-THERAPY REHABILITATION SERVICES, INC.
                                    MIDDLEBELT NURSING HOME, INC.
                                    MIDDLEBELT-HOPE NURSING HOME, INC.
                                    NAN-DAN CORP.
                                    NATIONAL HERITAGE REALTY, INC.
                                    NIGHTINGALE EAST NURSING CENTER, INC.
                                    OMEGA/INDIANA CARE CORP.
                                    PROFESSIONAL HEALTH CARE MANAGEMENT, INC.
                                    PROFESSIONAL RX SYSTEMS, INC.
                                    REHABILITY HEALTH SERVICES, INC.
                                    RENAISSANCE MENTAL HEALTH CENTER, INC.
                                    ST. ANTHONY NURSING HOME, INC.
                                    SUMMIT HOSPITAL HOLDINGS, INC.
                                    SUMMIT HOSPITAL OF EAST GEORGIA, INC.
                                    SUMMIT HOSPITAL OF SOUTHEAST ARIZONA, INC.
                                    SUMMIT HOSPITAL OF SOUTHEAST TEXAS, INC.
                                    SUMMIT HOSPITAL OF SOUTHWEST
                                    LOUISIANA, INC.
                                    SUMMIT HOSPITAL OF WEST GEORGIA, INC.
                                    SUMMIT INSTITUTE FOR PULMONARY
                                    MEDICINE AND REHABILITATION, INC.
                                    SUMMIT INSTITUTE OF AUSTIN, INC.
                                    SUMMIT INSTITUTE OF WEST MONROE, INC.

                                    SUMMIT MEDICAL HOLDINGS, LTD.
                                    SUMMIT MEDICAL MANAGEMENT, INC.


                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:

                                    THE CHASE MANHATTAN BANK,
                                             INDIVIDUALLY AND AS AGENT


                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:

                                    BANK OF AMERICA, N.A.


                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:

                                    SRV-HIGHLAND, INC.


                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:

                                    GLENEAGLES TRADING LLC


                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    FOOTHILL CAPITAL CORPORATION


                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    BHF (USA) CAPITAL CORPORATION


                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    BDC FINANCE L.L.C.


                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    HELLER HEALTHCARE FINANCE, INC.


                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:



                                    BAYERISCHE HYPO- UND VEREINSBANK AG NEW
                                    YORK BRANCH


                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    MUIRFIELD TRADING LLC


                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    KEMPER FLOATING RATE FUND


                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    TORONTO DOMINION (NEW YORK), INC.


                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                          EXHIBIT A TO FOURTH AMENDMENT


Omega Facilities

         Name of Facility                            Subsidiary Lessee/Operator
         ----------------                            --------------------------
1.       Cambridge South Healthcare Center           Cambridge South, Inc.
         Beverly Hills, MI

2.       Clinton-Aire Healthcare Center              ClintonAire Nursing Home,
         Clinton Township, MI                        Inc.

3.       Crestmont Health Care Center                Crestmont Health Center,
         Fenton, MI                                  Inc.

4.       Heritage Manor Nursing Center               Heritage Nursing Home, Inc.
         Flint, MI

5.       Nightingale Healthcare Center               Nightingale East Nursing
         Warren, MI                                  Center, Inc.

6.       Hope Healthcare Center                      Middlebelt-Hope Nursing
         Westland, MI                                Home, Inc.

7.       Bedford Villa Healthcare Center             Cambridge Bedford, Inc.
         Southfield, MI

8.       Cambridge East Healthcare Center            Cambridge East, Inc.
         Madison Heights, MI

9.       Cambridge North Healthcare Center           Cambridge North, Inc.
         Clawson, MI

10.      Brian Center Health and Rehabilitation
         Center - Statesville                                  PHCM
         Statesville, NC

11.      Brian Center Health and Rehabilitation
         Center - Goldsboro                                    PHCM

         GOLDSBORO, NC

12.      Brian Center Health and Rehabilitation
         Center -Durham                                       PHCM
         Durham, NC

13.      Frenchtown Healthcare Center                Frenchtown Nursing Home,
         Monroe, MI (SOLD 2/1/01)                    Inc.

14.      St. Anthony Health Care Center              St. Anthony Nursing Home,
         Warren, MI (SOLD 2/1/01)                    Inc.

15.      Madonna Healthcare Center                   Madonna Nursing Home, Inc.
         Detroit, MI (SOLD 2/1/01)

16.      Middlebelt Healthcare Center                Middlebelt Nursing Home,
         Livonia, MI (SOLD 2/1/01)                   Inc.

LTAC'S

         Name of Facility                            Subsidiary Lessee/Operator
         ----------------                            --------------------------
1.       Summit Hospital of Northeast                Summit Institute of West Monroe,
         Louisiana, West Monroe, LA                  Inc.

2.       Summit Hospital of Northwest                Summit Institute for Pulmonary
         Louisiana, Bossier City, LA                 Medicine and Rehabilitation, Inc.

3.       Summit Hospital of Southwest                Summit Hospital of Southwest
         Louisiana, Sulphur, LA                      Louisiana, Inc.

4.       Summit Hospital of Southeast                Summit Hospital of Southwest
         Arizona, Inc., Tucson, AZ                   Arizona, Inc.

5.       Specialty Hospital of Houston               Cornerstone Health Management
         Houston, TX                                 Company

6.       Specialty Hospital of Houston               Cornerstone Health Management
         (Clear Lakes Campus),Houston, TX            Company

7.       Specialty Hospital of Austin                Cornerstone Health Management
         Houston, TX                                 Company

8.       Specialty Hospital of Austin                Cornerstone Health Management
         (St. David's Campus), Austin, TX            Company

9.       Specialty Hospital of Austin                Cornerstone Health Management
         (North Austin Medical Center),              Company
         Austin, TX

10.      Summit Hospital of Central Texas,           Summit Institute of Austin, Inc.
         Austin, TX

11.      Specialty Hospital of New Orleans           Cornerstone Health Management
         New Orleans, LA                             Company

12.      Compass Hospital of Dallas                  Summit Medical Management, Inc.
         De Soto, TX

13.      Compass Hospital of San Antonio             Summit Medical Management, Inc.
         San Antonio, TX

14.      Specialty Hospital of Mahoning              Cornerstone Health Management
         Valley, Youngstown, OH                      Company

15.      Specialty Hospital of Lorain,               Mariner Specialty Hospital Group
         Lorain, OH

16.      Compass Hospital of Phoenix                 Summit Medical Management, Inc.
         Phoenix, AZ